UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 6, 2014 (June 4, 2014)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 4, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with V. Scott Vanis, an individual and a member of our Board of Directors (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Noteholder acquired a note in the principal amount of $583,300 from the Company on July 23, 2012 (the “Note”).

B.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

C.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated July 23, 2012, in the principal amount of $583,300 together will all interest and other amounts accrued thereon for the 105,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated July 23, 2012, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.45 to the Form 10-K, dated November 23, 2012,  filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 4, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Ann Powers, an individual (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Noteholder acquired a note in the principal amount of $25,000 from the Company on September 27, 2013 (the “Note”).

B.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

C.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated September 27, 2013, in the principal amount of $25,000 together will all interest and other amounts accrued thereon for the 6,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated September 27, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.27 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 4, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc., a Belize Company (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Company entered into a Convertible Promissory Note with Braeden Storm Enterprises, Inc. in the principal amount of $25,000, dated July 1, 2013 (the “Note”); and

B.	The Noteholder acquired all right, title and interest to the Note in the principal amount of $25,000 from Braeden Storm Enterprises, Inc. on April 1, 2014 (the “Assignment”); and

C.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

D.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated July 1, 2013, in the principal amount of $25,000 together will all interest and other amounts accrued thereon for the 47,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated July 1, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.9 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The Assignment, dated April 1, 2014, is qualified in its entirety by reference to the full text of the Assignment of Note, referenced as Exhibit 10.1 to the Form 8-K, dated April 15, 2014, filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 4, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc., a Belize Company (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.8 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Company entered into a Convertible Promissory Note with Braeden Storm Enterprises, Inc. in the principal amount of $60,000, dated July 19, 2013 (the “Note”); and

B.	The Noteholder acquired all right, title and interest to the Note in the principal amount of $60,000 from Braeden Storm Enterprises, Inc. on April 1, 2014 (the “Assignment”); and

C.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

D.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated July 19, 2013, in the principal amount of $60,000 together will all interest and other amounts accrued thereon for the 75,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.8 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated July 19, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.10 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The Assignment, dated April 1, 2014, is qualified in its entirety by reference to the full text of the Assignment of Note, referenced as Exhibit 10.1 to the Form 8-K, dated April 15, 2014, filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 4, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc., a Belize Company (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.10 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Company entered into a Convertible Promissory Note with Braeden Storm Enterprises, Inc. in the principal amount of $20,000, dated September 6, 2013 (the “Note”); and

B.	The Noteholder acquired all right, title and interest to the Note in the principal amount of $20,000 from Braeden Storm Enterprises, Inc. on April 1, 2014 (the “Assignment”); and

C.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

D.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated September 6, 2013, in the principal amount of $20,000 together will all interest and other amounts accrued thereon for the 25,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.10 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated September 6, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.2 to the Form 8-K, dated March 13, 2014,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The Assignment, dated April 1, 2014, is qualified in its entirety by reference to the full text of the Assignment of Note, referenced as Exhibit 10.1 to the Form 8-K, dated April 15, 2014, filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 4, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc., a Belize Company (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.12 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Company entered into a Convertible Promissory Note with Braeden Storm Enterprises, Inc. in the principal amount of $35,000, dated October 1, 2013 (the “Note”); and

B.	The Noteholder acquired all right, title and interest to the Note in the principal amount of $35,000 from Braeden Storm Enterprises, Inc. on April 1, 2014 (the “Assignment”); and

C.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

D.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated October 1, 2013, in the principal amount of $35,000 together will all interest and other amounts accrued thereon for the 65,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.12 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated October 1, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.28 to the Form 10-K, dated November 13, 2013, filed with the Securities and Exchange Commission and incorporated herein by reference.

The Assignment, dated April 1, 2014, is qualified in its entirety by reference to the full text of the Assignment of Note, referenced as Exhibit 10.1 to the Form 8-K, dated April 15, 2014, filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

		Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Exchange Agreement, Minerco – Vanis, dated June 4, 2014				X
10.2	Vanis Convertible Note, dated July 23, 2012	10-K	11/23/2012	10.45
10.3	Exchange Agreement, Minerco – Powers, dated June 4, 2014				X
10.4	Powers Convertible Note, dated September 27, 2013	10-K	11/13/2013	10.27
10.5	Exchange Agreement, Minerco – MSF1, dated June 4, 2014				X
10.6	MSF1 Convertible Note, dated July 1, 2013	10-K	11/13/2013	10.9
10.7	Braeden to MSF Assignment, dated April 1, 2014	8-K	4/15/2014	10.1
10.8	Exchange Agreement, Minerco – MSF2, dated June 4, 2014				X
10.9	MSF2 Convertible Note, dated July 19, 2013	10-K	11/13/2013	10.10
10.10	Exchange Agreement, Minerco – MSF3, dated June 4, 2014				X
10.11	MSF3 Convertible Note, dated September 6, 2013	8-K	3/13/2014	10.2
10.12	Exchange Agreement, Minerco – MSF4, dated June 4, 2014				X
10.13	MSF4 Convertible Note, dated October 1, 2013	10-K	11/13/2013	10.28

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Date: June 6, 2014	By:	/s/ John F. Powers